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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2001

                           Prometheus Income Partners,
                        a California Limited Partnership
             (Exact name of registrant as specified in its charter)


         California              000-16950               77-0082138
      (State or other           (Commission             (IRS Employer
      jurisdiction of           File Number)          Identification No.)
      incorporation or
       organization)

 50 Bridge Parkway, Redwood, California                  94065-1517
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (650) 596-5300


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.       Other Events.

On March 8, 2001, the Registrant mailed to each holder of limited partnership units of the Registrant the letter (the "Letter") attached hereto as Exhibit
99.1 regarding the proposed merger of the Registrant with and into PIP Partners-General, LLC ("PIP Partners") and the unsolicited tender offer from Everest Management, LLC, a California limited liability company, which is unaffiliated with the Registrant. As set forth in the Letter, the Registrant has recently filed revised preliminary proxy materials with the Securities and Exchange Commission ("SEC"), and is awaiting comments from the SEC.



Item 7.       Financial Statements and Exhibits.



      (c)  EXHIBITS



      99.1  Letter to The Limited Partners of the Registrant dated March 8, 2001



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      99.2 SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Prometheus Income Partners,
                                  a California Limited Partnership
                                            (Registrant)


Date: March 12, 2001       By:  /s/ John J. Murphy
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                                 John J. Murphy,
                                 Vice President






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                                INDEX TO EXHIBITS

Exhibit Number                            Description
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         99.1                 Letter to the Limited Partners of the Registrant
                              dated March 8, 2001